UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2380 Conejo Spectrum St, Suite 200 Thousand Oaks, CA	91320
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 632-4211

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2024, Atara Biotherapeutics, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2024, as supplemented on May 10, 2024 (the “Proxy Statement”).

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
William K. Heiden	64,365,411	6,765,961	24,841,883
Ameet Mallik	58,254,661	12,876,711	24,841,883

Each of the two nominees for director was elected to serve until the 2027 annual meeting of stockholders and until their respective successors are elected.

2.	Advisory vote to approve on the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
63,970,487	6,810,564	350,321	24,841,883

The stockholders approved, on an advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed in the Proxy Statement.

3.	Ratification of appointment of independent registered public accounting firm

For	Against	Abstentions
89,685,078	6,077,689	210,488

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

4.	Approval of the Company’s 2024 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
53,961,768	16,999,707	169,897	24,841,883

The stockholders approved the Company’s 2024 Equity Incentive Plan.

5.	Approval of automatic annual increase to the Company’s 2024 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
26,632,385	44,285,524	213,463	24,841,883

The stockholders did not approve the automatic annual increase to the Company’s 2024 Equity Incentive Plan.

6.	Approval of increase in number of common stock available for issuance under Company’s 2014 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
64,172,319	6,917,348	41,705	24,841,883

The stockholders approved the increase in the number of shares of common stock available for issuance under the Company’s 2014 Employee Stock Purchase Plan.

7.	Approval of amendment to Company’s Certificate of Incorporation to effect a reverse stock split

For	Against	Abstentions
85,657,554	9,877,294	438,407

The stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-4 and 1-for-30, as determined by the Company’s Board of Directors in its discretion, subject to the Company’s Board of Directors’ authority to abandon such amendments.

8.	Approval of adjournment of the annual meeting for further solicitation

For	Against	Abstentions
80,507,780	14,437,998	1,027,477

The stockholders approved the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the amendment to the Company’s amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ Amar Murugan
Amar Murugan
Executive Vice President and Chief Legal Officer

Date: June 10, 2024